Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
I, John B. Griggs, Executive Vice President and Chief Financial Officer of Kodiak Gas Services, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
1.The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2025

/s/ John B. Griggs
Name:	John B. Griggs
Title:	Executive Vice President and Chief Financial Officer